Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Other Transaction Agreement No. 75A50122C00081
Amendment No. P00002

OTHER TRANSACTION FOR ADVANCED RESEARCH (OTAR)
Agreement No.: 75A50122C00081
BETWEEN
VIR BIOTECHNOLOGY, INC
1800 OWENS STREET, SUITE 900 SAN FRANCISCO, CA 94158
AND
THE UNITED STATES OF AMERICA DEPARTMENT OF HEALTH AND HUMAN SERVICES
BIOMEDICAL ADVANCED RESEARCH AND DEVELOPMENT AUTHORITY
330 INDEPENDENCE AVENUE, SW G640 WASHINGTON, DC 20201
CONCERNING
Pre-exposure prophylactic monoclonal antibodies for the prevention of influenza illness and medical countermeasures for other emerging pathogens of pandemic potential

Agreement No.: 75A50122C00081
Amendment No. P00002
Effective Date of Amendment: This Amendment No. P00002 (the “Amendment”) will be effective upon last signature in Section III.

Total Amount of the Agreement is unchanged at [***].

Government Share of Total Amount of the Agreement remains unchanged and is not to exceed
$1,000,000,000.
Recipient Share of Total Amount of the Agreement is unchanged at [***].

Current Government commitment is uchanged at $116,300,401.
Current Recipient commitment is unchanged at [***].
Authority: Section 319L of the Public Health Service Act, 42 USC 247d-7e.

OT No. 75A50122C00081 Page 1

Other Transaction Agreement No. 75A50122C00081
Amendment No. P00002
Line of Accounting and Appropriation:

CLIN	PRISM line item	Title	Requisition (OS)	Appropriation Year	CAN	Object Class	Amt. (Govt Share)	Changed or Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$50,000,000.00	Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$5,000,000.00	Unchanged
0001	0001	VIR-2482-4002 PENNISULA Phase 2 study	[***]	2023	[***]	25106	$11,249,523.00	Unchanged
0013	0002	Option 12- FASTx VIR- 7229	[***]	2023	[***]	25106	$40,000,000.00	Unchanged
0014	0003	Option 12- FASTx [***]	[***]	2023	[***]	25106	$2,976,862.50	Unchanged
0014	0004	Option 12- FASTx [***]	[***]	2023	[***]	25106	$7,074,015.50	Unchanged
Total							$116,300,401.00	Unchanged

I.AMENDMENT PURPOSE: The purpose of this amendment is to:
a.Revise the language in Amendment 1, Amendment Changes, paragraph F From:
[***]
To:
[***]

b.Update the term of the agreement in line with Option 12 period of performance.

II.AMENDMENT CHANGES:
a.[***]

OT No. 75A50122C00081 Page 2

Other Transaction Agreement No. 75A50122C00081
Amendment No. P00002

b.Article II: Term, Section A, Paragraph 1 shall be deleted and replaced with “The Term of this Agreement commences upon the effective date of September 30, 2022, and extends through July 15, 2027.”

III.EXECUTION
Capitalized terms not otherwise defined herein shall have their respective meanings in the Agreement. Except as provided in this Amendment, all terms and conditions of the Agreement, unless previously changed, remain unchanged and in full force and effect.

Acknowledged, accepted, and agreed for:

Vir Biotechnology, Inc	U.S. Department of Health & Human Services
Administration for Strategic Preparedness & Response
Biomedical Advanced Research & Development Authority
BY:	BY: Date: 2024.01.18 18:22:19 -05'00'
NAME: MARIANNE DE BACKER, M.SC., PH.D., MBA	NAME: [***]
TITLE: Chief Executive Officer	TITLE: [***]
DATE: January 17, 2024	DATE: January 18, 2024

OT No. 75A50122C00081 Page 3

DocuSign Envelope ID: 26D43BF3-6C19-4AFA-82D1-E8DD0186D9AC
Other Transaction Agreement No. 75A50122C00081
Amendment No. P00002

Attachment A: [***]

OT No. 75A50122C00081 Page 30